                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 (File No. 333-56217) of our report dated February 16, 1998, on our audits of the consolidated financial statements of JTM Industries, Inc. and Subsidiary. We also consent to the reference to our firm under the caption "Experts". PricewaterhouseCoopers LLP


Charlotte, North Carolina
September 2, 1998